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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 December 28, 1998



                          COMMISSION FILE NO.: 0-28886


                              ROSLYN BANCORP, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)


Delaware                                                   11-3333218
--------                                                   ----------
(State or other Jurisdiction of Incorporation           (IRS Employer or
organization)                                           Identification No.)


1400 Old Northern Boulevard, Roslyn, New York                11576
---------------------------------------------                -----
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code         (516) 621-6000
--------------------------------------------------         --------------



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ITEM 5.  OTHER EVENTS.
         ------------

      On December 28, 1998 and December 30, 1998, Roslyn Bancorp, Inc. issued press releases relating to the Agreement and Plan of Merger, dated as of May 25, 1998, by and between Roslyn Bancorp, Inc. and T R Financial Corp. Attached as exhibits 99.1 and 99.2 are copies of the press releases filed on December 28, 1998 and December 30, 1998, respectively. These press releases are incorporated by reference herein.








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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          By:  /s/ Joseph L. Mancino
                                               ---------------------------------
                                               Joseph L. Mancino
                                               Chairman of the Board and
                                               Chief Executive Officer



Dated: December 31, 1998





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                                EXHIBIT LIST


Exhibit 99.1                    Press Release, dated December 28, 1998
Exhibit 99.2                    Press Release, dated December 30, 1998